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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 10, 2007

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

         Massachusetts                 333-114018             04-2955061
 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)

    31 Market Street, Ipswich, Massachusetts                    01938
    (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On January 10, 2007, The First National Bank of Ipswich (the "Bank"), a wholly-owned subsidiary of First Ipswich Bancorp (the "Company"), entered into a Branch Purchase and Assumption Agreement with East Cambridge Savings Bank for the sale of the Bank's branch located in Cambridge, Massachusetts (the "Agreement"). The sale includes deposits of approximately $18.8 million and loans of approximately $15.4 million. The Bank will receive a 3% premium on deposits sold.

The consummation of the transaction is subject to the satisfaction of customary closing conditions, including the receipt of required regulatory approvals. The transaction is expected to close in the first quarter of 2007.

The above description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit
2.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 12, 2007, the Company issued a press release announcing the Bank's entry into the Agreement. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 2.1       Branch Purchase and Assumption Agreement

Exhibit 99.1      Press Release dated January 12, 2007.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP


Date: January 12, 2007                    By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

Exhibit 2.1    Branch Purchase and Assumption Agreement

Exhibit 99.1   Press Release dated January 12, 2007.